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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1997 included in Figgie International Inc.'s Form 10-K for the year December 31, 1996 and to all references to our Firm included in this registration statement.

                                                            ARTHUR ANDERSEN LLP

Cleveland, Ohio
October 13, 1997



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